                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                            Cognitronics Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                         DANBURY, CONNECTICUT 06810-4130


                              ---------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2004


                              ---------------------


TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Cognitronics Corporation (the "Company") will be held at the offices of the Company, at 3 Corporate Drive, Danbury, Connecticut on May 13, 2004, at 10:00 a.m., for the following purposes:

       1.     To elect five directors to the Board of Directors.

       2. To approve the selection of Carlin, Charron & Rosen, LLP as independent auditors for the Company for the year ending December 31, 2004.

       3. To conduct such other business as may properly come before the meeting, including any adjournment thereof.

Only holders of Common Stock of the Company of record at the close of business on April 2, 2004 will be entitled to vote at the meeting or any adjournment thereof.

A proxy statement and proxy are enclosed.

                                             By order of the Board of Directors,


                                                                 HAROLD F. MAYER
                                                                       SECRETARY
April 23, 2004






                             YOUR VOTE IS IMPORTANT
                 YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.

                            COGNITRONICS CORPORATION


                                 APRIL 23, 2004


                              ---------------------


                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2004


                              ---------------------


                                 PROXY STATEMENT


       This proxy statement is furnished to the stockholders of Cognitronics Corporation (the "Company") in connection with the solicitation of proxies for the Annual Meeting of Stockholders to be held at the principal office of the Company at 3 Corporate Drive, Danbury, Connecticut 06810-4130 on May 13, 2004, at 10:00 a.m. and any adjournment thereof (the "Annual Meeting").

       The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of the Company. Execution of the proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person, and stockholders giving proxies may revoke them at any time before they are exercised by a written revocation or by a duly exercised proxy bearing a later date delivered to the Secretary of the Company. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting as set forth in the proxies or, if no choice is indicated, in favor of each of the proposals outlined below. Should any matter other than those indicated herein properly come before the Annual Meeting for a vote (including any adjournment), the persons designated as proxies will vote thereon in accordance with their best judgment. If any proposal has not received sufficient votes for approval at the Annual Meeting, management will consider one or more adjournments to permit additional voting on the proposal.

       The owners of Common Stock have all voting rights with respect to matters to come before the Annual Meeting. Each share of Common Stock entitles its holder to one vote. At the close of business on the record date, April 2, 2004, there were outstanding and entitled to vote 5,690,717 shares of Common Stock. Only holders of Common Stock of record at the close of business on April 2, 2004 are entitled to notice of and to vote at the Annual Meeting. This proxy statement, the accompanying notice of meeting and the Company's Annual Report to Stockholders are first being mailed on or about April 23, 2004.

SECURITY OWNERSHIP

       The following table sets forth information as to ownership of the Common Stock of the Company as of March 1, 2004 with respect to (i) current directors and nominees for directors of the Company; (ii) the executive officers listed on the Summary Compensation Table; (iii) current directors and executive officers as a group; and (iv) beneficial owners of more than 5%.

                                                                 SHARES                    PERCENT OF
                  NAME OF                                     BENEFICIALLY                   SHARES
             BENEFICIAL OWNER(K)                                 OWNED                     OUTSTANDING
             -------------------                                 -----                     -----------
John T. Connors , Director ..............................      16,500(b)(c)                    (a)

Brian J. Kelley, President, CEO and Director ............     771,225(b)(d)(e)               13.5%

Jack Meehan, Director ...................................      19,000(b)(c)                    (a)

William A. Merritt, Director ............................      28,700(b)(c)                    (a)

William J. Stuart, Director .............................      22,466(b)(c)(f)                 (a)

Kenneth G. Brix, Vice President .........................     184,234(b)                      3.2%

Michael N. Keefe, Vice President ........................     205,611(b)(h)                   3.6%

Roy A. Strutt, Vice President ...........................     252,642(b)(g)                   4.4%

Garrett Sullivan, Treasurer and CFO .....................     212,788(b)(i)                   3.7%

All directors and officers, as a group including
those listed above, consisting of 11 persons ............     1,944,608(b)(c)(j)             34.2%

----------------------------------

(a)    The percentage of shares beneficially owned does not exceed one percent.
(b) Of the shares of Common Stock shown above as beneficially owned, the number of shares with respect to which the following persons had a right to acquire beneficial ownership within 60 days were: John T. Connors - 16,500, Brian J. Kelly - 252,500, Jack Meehan - 19,000, William A. Merritt - 19,000, William J. Stuart -14,750, Roy A. Strutt - 70,000, Kenneth G. Brix -81,000 , Michael N. Keefe - 81,000, Garrett Sullivan -81,000 and all current directors and officers as a group -- 728,083. Other than shares as to which he had a right to acquire beneficial ownership or as noted below, each person held sole voting and sole investment power with respect to the shares shown above.
(c) Does not include equivalent shares of Common Stock recorded in the books and records of the Company as deferred compensation, as follows: John T. Connors - 8,592 shares, Jack Meehan - 38,057 shares and William A. Merritt - 31,812 shares and all current officers and directors as a group
       - 128,753 shares.
(d) With respect to 110,133 of the shares, voting and investment power is shared with Mr. Kelley's spouse.
(e) Includes 4,500 shares held in Mr. Kelley's name as custodian for his three children.
(f) With respect to 6,716 of the shares, voting and investment power is shared with Mr. Stuart's spouse. (g) Includes 4,875 shares held in the name of Mr. Strutt's spouse.
(h) With respect to 2,955 of the shares, voting and investment power is shared with Mr. Keefe's spouse.
(i) With respect to 32,257 of the shares, voting and investment power is shared with Mr. Sullivan's spouse.
(j) With respect to 154,566 of the shares, voting and investment power is shared with the spouses of the beneficial owners.
(k) The business address of each of the named beneficial owners is c/o Cognitronics Corporation, 3 Corporate Drive, Danbury, CT 06810-4130, except for Mr. Strutt whose business address is c/o Dacon Electronics Plc, 1 Enterprise Way, Hemel Hempstead, Hertfordshire, Unitrd Kingdom HP2 7Y3.

1.     ELECTION OF DIRECTORS

       At the Annual Meeting, five directors are to be elected, to serve for the ensuing year and until their respective successors are elected and qualified. Proxies in the accompanying form will be voted for the election of the nominees listed below unless instructions are given on the proxy to withhold authority to vote for one or more of the nominees. In the event that one or more of such persons become unavailable for election as a director, which is not anticipated, the shares represented by the accompanying proxy will be voted for one or more substitutes approved by management, or the size of the Board will be reduced.

INFORMATION CONCERNING NOMINEES

       The following table sets forth with respect to each nominee: (1) his name and age, all positions and offices with the Company currently held by him, and his principal occupation over the last five years (including other directorships and business experience) and (2) the period during which he has served as a director of the Company.

                        NAME, AGE, POSITIONS, PRINCIPAL OCCUPATION,                          DIRECTOR
                           DIRECTORSHIPS AND BUSINESS EXPERIENCE                              SINCE
                           -------------------------------------                              -----
J. T. CONNORS, 55, joined the Washington, DC law firm of Shaw Pittman LLP on                  2000
       April 1, 2003 as counsel in its New York office. Prior to that he was a business and financial consultant from November 2001 to March 2003,
       President and Chief Operating Officer of Fortis Capital Holdings Inc (a
       financial services company), and its predecessor, Mees Pierson Holdings
       Inc., since 1997 and General Counsel of Mees Pierson Holdings Inc. from
       1993 to 1997.

BRIAN J. KELLEY, 52, has been President and Chief Executive Officer of the                    1994
       Company since 1994. Prior to that he held senior management positions with TIE/Communications, Inc. from 1986 to 1994.

JACK MEEHAN, 55, has been President and Chief Executive Officer of Novus, LLC (a              1991
       telephone systems equipment company) since November 2001. Prior to that he had been President and Chief Executive Officer of Aztec International,
       Inc. (a similar business), a subsidiary of Aztec Technology Partners,
       Inc., since 1983.

WILLIAM A. MERRITT, 67, has been President of Integrated Communications Systems               1994
       Corp. since 1992, Vice President and General Counsel of Seaboard
       Properties, Inc. And a Managing Member of the Seaboard Group of companies since 1992 and acting Chief Financial Officer of McAllister Towing and
       Transportation Company, Inc. since 1997.

WILLIAM J. STUART, 52, has been a general partner with Still River Funds since                2001
       September 2001. Prior to that he had been Vice President of the Broadband
       Infrastructure & Access Group of ADC Telecommunications, Inc. since
       October 2000, Vice President and Chief Financial Officer of Broadband
       Access Systems, Inc. from October 1999 to September 2000, Vice President and Chief Financial Officer of NetCore Systems, Inc. from May 1999 to
       October 1999 and Vice President and Chief Financial Officer of Telco
       Systems, Inc. from January 1997 to January 1999.

The foregoing nominees are all members of the Board, having been elected at the 2003 Annual Meeting of Stockholders, and each has consented to being named in this proxy statement as a nominee and to serve if elected.

VOTING PROCEDURE

       The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock of the Company is necessary to constitute a quorum at the Annual Meeting. To be elected, a nominee must receive the affirmative vote of the holders of a plurality of the outstanding shares of Common Stock represented at the Annual Meeting. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain or has withheld authority will be counted in determining the presence of a quorum but will not be counted as for the election of the director or directors. Shares represented at the meeting by a duly signed and dated proxy for which the proxy card has been otherwise left blank will be counted as votes "for" the election of each director.

                             EXECUTIVE COMPENSATION

       The following tables and notes set forth the compensation paid or accrued by the Company during the fiscal years ended December 31, 2003, 2002, and 2001 to its five most highly compensated executive officers whose aggregate cash compensation exceeded $100,000 for services rendered to the Company in 2003.

                                       SUMMARY COMPENSATION TABLE


                                                       ANNUAL COMPENSATION         COMPENSATION AWARDS
                                                   ----------------------------  ------------------------
(a)                                       (b)         (c)            (e)             (f)           (g)
                                                                 OTHER ANNUAL     RESTRICTED     OPTIONS/     ALL OTHER
                                                    SALARY       COMPENSATION       STOCK          SARS         COMP.
NAME AND PRINCIPAL POSITION               YEAR         $             $(1)            $(2)           #            $(3)
---------------------------               ----     --------    ----------------  ------------   ---------    -----------
Brian J. Kelley                           2003      282,116                         73,011        60,000         9,349
President and Chief                       2002      300,000        248,000          77,500        60,000        10,627
Executive Officer                         2001      300,000        142,713         150,000        75,000        11,868

Kenneth G. Brix                           2003      155,163                         26,400        25,000         2,332
Vice President, Sales                     2002      165,000         93,000          31,000        25,000         3,620
                                          2001      223,457         47,571          50,000        25,000         2,577

Roy A. Strutt                             2003      197,184                         26,400        25,000        13,110
Vice President, European                  2002      166,432         46,500          31,000        25,000        12,035
Operations and Managing Director,         2001      157,949                                       25,000        11,470
Dacon Electronics Plc

Michael N. Keefe                          2003      131,654                         26,400        25,000         1,979
Vice President, Engineering               2002      140,000         93,000          31,000        25,000         2,100
                                          2001      140,000         53,328          50,000        25,000         2,427

Garrett Sullivan                          2003      131,654                         26,400        25,000         1,979
Treasurer and Chief                       2002      140,000         93,000          31,000        25,000         2,940
Financial Officer                         2001      140,000         53,328          50,000        25,000         2,427

(1) In 2002, these amounts represent the fair market value on the date awarded of rights to shares of Common Stock on January 2, 2006 if the named executive remains employed by the Company on that date, subject to earlier vesting in the event of certain circumstances. In 2001, these amounts represent the fair market value on the date earned of shares of Common Stock, the receipt of which has been voluntarily deferred to a future year at the election of the named executive.

(2) The Compensation Committee awarded restricted shares of Common Stock under the terms of the Restricted Stock on June 13, 2001, as follows: Mr. Kelley -30,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 10,000 shares each; on October 23, 2002, as follows: Mr. Kelley -50,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 20,000 shares each; and on October 24, 2003, as follows: Mr. Kelley -60,000 shares and Messrs. Brix, Strutt, Keefe and Sullivan - 25,000 shares each . The value of the shares on the award date is reflected in the table above. The shares vest 20% annually beginning on the second anniversary of the award, subject to accelerated vesting if established performance-based targets are achieved in the years ending December 31, 1999 through 2003 provided the officer remains employed by the Company until the vesting date (except that if the officer is terminated prior to the vesting date by reason of a change in control, all restricted shares become vested immediately). Dividends will be paid on the restricted shares Shares vested in 2001 as follows: Mr. Kelley - 4,050 shares, Messrs. Brix, Keefe and Sullivan - 1,500 shares each and Mr. Strutt - 1,530 shares. Shares vested in 2002 as follows: Mr. Kelley - 5,050 shares, Messrs. Brix, Keefe and Sullivan - 2,000 shares each and Mr. Strutt - 2,030 shares. Shares vested in 2003 as follows: Mr. Kelley - 11,550 shares, Messrs. Brix, Keefe and Sullivan - 4,000 shares each and Mr. Strutt - 2,030 shares. The number of shares and value of the aggregate restricted stock holdings at December 31, 2003 are: Mr. Kelley - 113,187 shares, $379,172; Messrs. Brix, Keefe and Sullivan -each 41,950 shares, $140,533 and Mr. Strutt - 33,500 shares, $112,225.

(3) These amounts represent (a) the Company's matching contributions up to 1.5% of eligible compensation to the Company's 401(k) Retirement Plan,
       (b) pension contributions, (c) term life insurance premiums paid by the Company for the benefit of the officers' beneficiaries and (d) personal use of automobile in the following amounts: Mr. Kelley -- $1,627 in matching contributions, $1,200 in insurance premiums and personal use of automobile -$6,522, Mr. Brix -- $1,342 in matching contributions and $990 in insurance premiums, Mr. Keefe -- $1,139 in matching contributions and $840 in insurance premiums, Mr. Sullivan -- $1,139 in matching contributions and $840 in insurance premiums and Mr. Strutt - $13,110 in pension contributions. There are no cash values associated with the term life insurance.

                                                OPTION GRANTS IN 2003


                                                                                       POTENTIAL REALIZED VALUE AT
                                                                                         ASSUMED ANNUAL RATES OF
                                                                                        STOCK PRICE APPRECIATION
                                                INDIVIDUAL GRANTS                          FOR OPTION TERM (2)
                       -------------------------------------------------------------   ---------------------------

            (A)             (B)          (C)          (D)         (E)        (F)        (G)        (H)       (I)

                                      % OF TOTAL                MARKET
                                       OPTIONS                  PRICE
                                      GRANTED  TO   EXERCISE      ON
                          OPTIONS      EMPLOYEES     PRICE      DATE OF   EXPIRATION
NAME                     GRANTED (#)    IN 2003      ($/SH)      GRANT       DATE       0%($)      5%($)    10%($)
-----------------       ------------  -----------   --------    ($/SH)    ----------  --------   --------  -------
                                                                ------
Brian J. Kelley          60,000 (1)      24.1         2.20                 10//24/14      0       83,014   210,374

Kenneth G. Brix          25,000 (1)      10.1         2.20                 10//24/14      0       34,589    87,656

Roy A. Strutt            25,000 (1)      10.1         2.20                 10//24/14      0       34,589    87,656

Michael N. Keefe         25,000 (1)      10.1         2.20                  10/24/14      0       34,589    87,656

Garrett Sullivan         25,000 (1)      10.1         2.20                 10//24/14      0       34,589    87,656

----------------------------------
(1) These options were granted under the Company's 1990 Stock Option Plan at an exercise price equal to the closing market price on the date of grant. Normally, options are granted in connection with the review of annual compensation; however, the Compensation Committee may grant options at other dates at its discretion.
(2) The potential value reflected in these columns represents the difference between (I) the price the Common Stock would attain at the end of the option's 10-year term if the price appreciated from the date of the stock option grant at a rate of 0%, 5% or 10% per year (as the case may be) and
       (ii) the option exercise price.


       AGGREGATE OPTION EXERCISES IN 2003 AND 2003 YEAR-END OPTION VALUES

                (A)                 (B)               (C)                  (D)                   (E)
                                                                                              VALUE OF
                                                                        NUMBER OF            UNEXERCISED
                                                                       UNEXERCISED           IN-THE-MONEY
                                                                       OPTIONS AT             OPTIONS AT
                                                                       YEAR-END(#)           YEAR-END ($)
                              SHARES ACQUIRED       VALUE           ---------------        ---------------
                                    ON            REALIZED ON         EXERCISABLE/           EXERCISABLE/
                Name           EXERCISE (#)       EXERCISE ($)       UNEXERCISABLE          UNEXERCISABLE
                ----         -----------------   -------------      ---------------        ---------------
Brian J. Kelley                                                         237,500                 $36,000
                                                                        100,000                $141,000

Kenneth G. Brix                                                          69,833                 $14,999
                                                                         41,667                 $58,751

Roy A. Strutt                                                            53,333                 $14,999
                                                                         41,667

Michael N. Keefe                                                         69,833                 $14,999
                                                                         41,667                 $58,751

Garrett Sullivan                                                         69,833                 $14,999
                                                                         41,667                 $58,751


PENSION PLANS

       In 1977, the Company adopted a non-contributory, defined benefit pension plan covering substantially all employees in the United States. The Company's funding policy is to contribute amounts to the plan sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as the Company may determine to be appropriate from time to time.

       In 1994, the Company amended the pension plan to eliminate future benefit accruals after June 30, 1994. Accordingly, new employees are not eligible to participate in the plan and the accrued pension benefit of earlier participants will remain at the level earned based on service through June 30, 1994. At January 1, 2003, the accrued annual pension benefits payable upon the retirement of the officers identified in the Summary Compensation Table were: Brian J. Kelley - $0; Kenneth G. Brix - $0; Michael N. Keefe - $6,319; Garrett Sullivan - $4,623; and Roy A. Strutt - $0.

COMPENSATION OF DIRECTORS

       Directors who were not employees of the Company in 2003 were entitled to payment of (a) an annual fee of $8,000, (b) $1,000 for each Board meeting attended, of which there were fiveduring 2003, and for each meeting of a committee of the Board not held in conjunction with a Board meeting, of which there were two in 2003 and (c) $1,000 for each substantive part of a business day that a director is requested to assist management in the future development of the Company's business, of which there were four such occasions in 2003. Directors may voluntarily defer the receipt of such fees to a future year. Directors may elect to be paid in cash or in shares of Common Stock of the Company. If a director elected to be paid in shares, he was entitled to 125% of the equivalent value in shares. Directors are also entitled to reimbursement of reasonable travel expenses.

       In September 1998, the Board unanimously approved the Directors' Stock Option Plan covering directors and officers who are not employees of the Company; the stockholders approved the adoption of the Directors' Stock Option Plan (the "Directors' Plan") and the awards thereunder at the Annual Meeting of Stockholders on May 13, 1999. The Board of Directors amended the Directors' Plan in 2000, 2001 and 2003, which amendments were approved by stockholders on May 11, 2000, May 17, 2001 and May 8, 2003, respectively. The terms of the Directors' Plan provide for an automatic award to each person who is a participant of options to purchase (1) 3,000 shares of Common Stock on August 1, 2000, 2001 and 2002, (2) 6,000 shares of Common Stock in each subsequent year thereafter, (3) sixty days following the initial election of a director by the Board of Directors a pro rata portion of shares of the annual award and (4) 5,500 shares of Common Stock on November 9, 2002. The option exercise price is 100% of the fair market value per share of Common Stock on the date of the award, as defined in the Directors' Plan. Generally, the options become exercisable one year after the date of award and expire ten years after the date of award. During 2003, Messrs. Connors, Meehan, Merritt and Stuart were awarded options to purchase 6,000 shares of Common Stock each on August 1 at an exercise price of $2.11 per share. None of the aforementioned persons exercised options in 2003. The number of unexercised options and the value of unexercised in-the-money options held at December 31, 2003 by Messrs. Meehan and Merritt were as follows: exercisable - 16,000 shares, $13,125; unexercisable - 6,000 shares, $7,440 each, by Mr. Connors: exercisable - 13,500 shares, $13,125; unexercisable - 6,000 shares, $7,440 and by Mr. Stuart:exercisable - 11,750 shares, $13,125; unexercisable - 6,000, $7,440.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       The Compensation Committee is composed of Messrs. Connors, Meehan and Merritt, all of whom are "non-employee directors" for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Mr. Connors is counsel with the law firm of Shaw Pittman LLP, which the Company retained during the second half of 2003.

REPORT OF THE COMPENSATION COMMITTEE

       The Compensation Committee of the Board of the Company under the direction of the Board has prepared the following report for inclusion in this Proxy Statement.

       The Compensation Committee annually reviews the performance contributions of the officers of the Company (including the Chief Executive Officer) and makes adjustments to all forms of compensation to those officers. In this capacity the Compensation Committee has oversight capacity, reviews the structure and cost effectiveness and sets performance objectives for the Company's various compensation programs. The Compensation Committee also administers all compensation plans of the Company payable to employees in securities of the Company. The Compensation Committee endorses the position that stock ownership by management is beneficial in aligning management's and stockholders' interests in the enhancement of stockholder value and has increasingly used these elements in the Company's compensation packages for its executive officers.

COMPENSATION PHILOSOPHY

       The Company's compensation programs are designed to serve the Company's goals of long-term growth and to help achieve the Company's business objectives. The Company seeks to integrate all compensation programs with the Company's annual and long-term business objectives and strategy and focus executive behavior on the fulfillment of those objectives.

       To that end the Company follows certain principles in its compensation of executives:

       o      The Company pays competitively.

              The Company is committed to providing a compensation program that helps attract, motivate and retain the best people in the industry. To ensure that pay remains competitive, the Company compares its pay practices with those of comparable companies.

       o      The Company pays for relative sustained performance.

              Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as operating profit, performance relative to competitors and timely new product introductions. Individual performance is evaluated by reviewing organizational and management development progress and the degree to which teamwork and Company values are fostered.

       o      The Company seeks fairness in the administration of compensation.

              The Company applies its compensation philosophy Company-wide. The Company tries to achieve a balance of the compensation paid to a particular individual and the compensation paid to other executives inside the Company and its subsidiaries and at comparable companies.

       To serve these objectives and maintain these principles the executive compensation program of the Company is comprised of several elements, including base salary, a cash or stock bonus, stock option, restricted stock and stock purchase plans as well as certain welfare and retirement benefits.

2003 EXECUTIVE COMPENSATION

       Based on the Company's performance over the past three years, no increases in cash compensation have been awarded to executives; rather, in mid-2003, salaries of the executives, including Mr. Kelley, and substantially all other employees were reduced 10%. However, in recognition of the executives' attainment of certain performance goals, including containment and reduction of expenses, product development and new customer opportunities, executives were awarded incentive stock options and restricted stock grants, the value of which is dependent on the future value of the Company's Common Stock. No cash or stock bonuses were awarded in 2003.

2003 CEO COMPENSATION

       The Chief Executive Officer's compensation is based on the same policies and criteria as the other executive officers. In mid- 2003, Mr. Kelley's base salary was reduced 10% to $270,000 per annum. In 2003, based upon his performance and to establish long-term incentives, Mr. Kelley was granted options to purchase 60,000 shares of the Company's Common Stock under the terms of the Company's 1990 Stock Option Plan and was awarded 60,000 shares of the Company's Common Stock under the Company's Restricted Stock Plan, which vest over the next six years.

                                      By:      COMPENSATION COMMITTEE

                                               John T. Connors
                                               Jack Meehan
                                               William A. Merritt



EQUITY COMPENSATION PLAN INFORMATION

       The following table sets forth securities authorized for issuance under all equity compensation plans of the Company at December 31, 2003.


                                  EQUITY COMPENSATION PLAN INFORMATION


                                                                                                           (C)
                                                                                                  NUMBER OF SECURITIES
                                             (A)                                              REMAINING AVAILABLE FOR FUTURE
                                  NUMBER OF SECURITIES TO BE               (B)                   ISSUANCE UNDER EQUITY
                                   ISSUED UPON EXERCISE OF      WEIGHTED-AVERAGE EXERCISE          COMPENSATION PLANS
                                     OUTSTANDING OPTIONS,     PRICE OF OUTSTANDING OPTIONS,      (EXCLUDING SECURITIES
        PLAN CATEGORY                WARRANTS AND RIGHTS           WARRANTS AND RIGHTS          REFLECTED IN COLUMN (A))
        -------------             --------------------------  -----------------------------  ------------------------------
Equity compensation plans                 1,260,250                       $4.62                          118,525(1)
approved by security
holders

Equity compensation plans                   592,849(2)                                                    80,644(3)
not approved by security
holders

Total                                     1,853,099                       $4.62                          199,169

(1) Consists of (a) 52,478 shares available for grant of rights under the 1967 Employee Stock Purchase Plan and (b) 66,047 shares available for grant of stock options.
(2)    Consists of shares available for issuance, as follows:
       (a) Rights granted n 2002 to executives to receive 395,000 shares of Common Stock on January 2, 2006. Such rights are subject to immediate vesting in the event of a change in control of the Company and pro-rata vesting in the event of death or involuntary termination for reasons other than cause. The total value of the rights at the date of grant was $612,000 based on the fair market value of the Common Stock ($1.55 per share) on the date of grant; $151,000 was charged to expense in 2003 related to this grant.
       (b) Rights of directors to receive 126,849 shares of Common Stock. Directors may elect to receive their fees in shares of Common Stock and defer receipt of such shares to a future date. If a director elects to be paid in shares, he is entitled to 125% of the equivalent value of the fees in shares.
       (c) Rights granted in 2001 to executives to receive 71,000 shares of Common Stock, the receipt of which has been voluntarily deferred by the executives to a future year. The total value of the rights was $338,000 based on the average fair market value of the Common Stock as the shares vested during 2001 ($4.76 per share), which amount was charged to expense in 2001.
(3)    Consists of shares available for issuance for directors' fees.

PERFORMANCE GRAPH

       The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the S&P 500 Index and the Media General Telecommunications Processing Systems and Products Industry Group (the "MG Peer Group") for the five years ended December 31, 2003.1

                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET









                               [PERFORMANCE GRAPH]











-----------------------------------------------------------------------------
                     1998     1999      2000      2001     2002      2003
-----------------------------------------------------------------------------
Cognitronics         $100     $277      $146       $78      $42       $55
-----------------------------------------------------------------------------
MG Peer Group        $100     $188      $83        $26       $7       $16
-----------------------------------------------------------------------------
S&P 500              $100     $121      $110       $97      $76       $97
-----------------------------------------------------------------------------

----------------------------------

       1 Assumes that the value of the investment in the Company's Common Stock and each index was $100 on December 31, 1998 and that all dividends were reinvested.

                             ADDITIONAL INFORMATION

REPORT OF THE AUDIT COMMITTEE

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

       The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. The Audit Committee has received the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board, and considered the compatibility of non-audit services with the auditors' independence.

       The Audit Committee discussed with the Company's independent auditors the overall scope and plans for the respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

       In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the selection of the Company's independent auditors for the year ending December 31, 2004.

            By:      AUDIT COMMITTEE

                     John T. Connors        William A. Merritt
                     Jack Meehan            William J. Stuart, Chairman

QUALIFICATIONS OF AUDIT COMMITTEE MEMBERS

       The Company's Board has reviewed the qualifications of each of the members of the Audit Committee and has determined that all of them are independent (as independence is defined in Section 121A of the American Stock Exchange's listing standards). The Board also determined that William J. Stuart qualifies as an "audit committee financial expert" as defined by the SEC pusuant to the Sarbanes-Oxley Act of 2002. AUDIT COMMITTEE CHARTER

       In May 2000, the Board adopted an Audit Committee Charter. In May and September 2001, the Audit Committee reassessed the charter, which the Board approved. The Committee made no changes to its charter in 2002 or 2003. In 2004, the Committee reassessed, and the Board approved, its charter to reflect changes in the American Stock Exchange listing standards, Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Sarbanes-Oxley Act, a copy of which is attached to this Proxy Statement for stockholder review as Exhibit A. The charter sets forth the organization of the Audit Committee, a statement of policy and the Audit Committee's responsibilities and processes. The Audit Committee shall review and reassess the charter at least annually and request the approval of the Board of any changes thereto.

CHANGE IN INDEPENDENT AUDITORS

       At a meeting held on November 4, 2003, the Company's Board, based on the recommendation of its audit committee, approved the engagement of Carlin, Charron & Rosen, LLP as its independent auditors for the year ending December 31, 2003 to replace the firm of Ernst & Young LLP, who were dismissed as auditors of the Company effective November 5, 2003.

       The report of Ernst & Young LLP on the Company's financial statements for the years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

       In connection with the audit of the Company's financial statements for each of the years ended December 31, 2001 and 2002, and in the subsequent interim period through November 5, 2003, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report.

       During the Company's two most recent fiscal years through the date of their appointment, the Company did not consult with Carlin, Charron & Rosen, LLP with respect to any of the matters or reportable events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

       A copy of Ernst & Young LLP's letter, dated November 5, 2003, stating that it has found no basis for disagreement with these statements is an exhibit to the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2003.

INDEPENDENT AUDITORS' FEES

       The Company's Audit Committee has policies and procedures that require the pre-approval by the Audit Committee of all fees paid to, and services provided by, the Company's independent auditing firms. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table below were authorized and approved by the Audit Committee in compliance with the pre-approval policies and procedures described herein.

       The aggregate fees billed or expected to be billed by the Company's principal independent auditors for its 2003 services are as follows:

                                                          2003          2002
                                                          ----          ----
Audit Fees - Review of the Company's quarterly          $88,000(a)    $151,400
financial statements, audit of the annual financial
statements and related consulting.
Audit-Related Fees                                        None          None

Tax Fees                                                  None          None
Other fees                                                None          None


(a) This amount consists of $18,000 for services performed by Ernst & Young LLP through November 4, 2003 and $70,000 for services performed by Carlin, Charron & Rosen LLP thereafter.

OTHER INFORMATION CONCERNING THE BOARD OR ITS COMMITTEES

       The Company's Board has four Committees - Audit, Compensation, Executive and Nominating. The Audit Committee, of which Messrs. Connors, Davis, Meehan, Merritt and Stuart are members, meets with the independent auditors and reviews and reports to the Board of Directors on the scope and results of audits. The Compensation Committee, of which Messrs. Connors, Meehan, and Merritt are members, is charged with reviewing officers' compensation and administers the Company's 1967 Employee Stock Purchase Plan, 1990 Stock Option Plan and Restricted Stock Plan. The Executive Committee, of which Messrs. Kelley and Meehan are members, is authorized to consider and take action on matters in the absence of a full Board of meeting. The Nominating Committee, of which Messrs. Connors, Meehan, Merritt and Stuart are members, is charged with reviewing the performance of directors and considering all nominations (including nominations by stockholders) to the Board of Directors of the Company. During 2003, the Committees met as follows: Audit - four times; Compensation and Nominating Committees -once; the Executive Committee did not meet in 2003.

       During 2003, the Board met five times, and each Director of the Company attended 75% or more of the total number of meetings of the Board held during the year and of the Committees of the Board on which he served. It is the Company's policy that it is the responsibility of individual directors to make themselves available to attend scheduled and special Board meetings and annual meetings of the Company's stockholders. All of the Company's directors as of the date of the 2003 annual meeting of the Company's stockholders were in attendance for the 2003 annual stockholder meeting.

NOMINATING COMMITTEE

       The Nominating Committee does not have a charter.

       All members of the Nominating Committee qualify as independent under the American Stock Exchange Listing Standards.

       The Nominating Committee will consider stockholder recommendations of candidates to serve as Directors when the recommendations are properly submitted. The principal qualification for a director is the ability to act in the best interests of the Company and its stockholders. The Nominating Committee evaluates director candidates recommended by stockholders in the same manner as it evaluates director candidates recommended by the Company's directors, management or employees. Any stockholder recommendations which are submitted must include the candidate's name and qualifications for Board membership and must be addressed to Corporate Secretary, Cognitronics Corporation, 3 Corporate Drive, Danbury, Connecticut 06810-4130. For potential nominees to be considered for election at the 2005 Annual Meeting of Stockholders, the Corporate Secretary must receive this information by January 14, 2005. The notice must set forth the candidate's name, age, business address, residence address, principal occupation or employment, the number of shares of Common Stock beneficially owned by the candidate and information that would be required to solicit a proxy under the federal securities law. In addition, the notice must include the submitting stockholder's name, address, the number of shares of Common Stock beneficially owned as of the date the recommendation is made and the period of time that the shares have been held.

       Stockholders may communicate with the Board, including non-management directors, by sending an e-mail to bod@cognitronics.com or a letter to the Cognitronics Board of Directors, c/o Corporate Secretary at the address set forth in the above paragraph. All correspondence will be reviewed by the Corporate Secretary and forwarded directly to the addressee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

       Indemnity Agreements between the Company and individual officers and directors have been executed to allow those officers and directors to benefit from New York's indemnification statute. In accordance with the provisions of these Indemnity Agreements, the Company has agreed, subject to limitations, to indemnify and pay the reasonable expenses of officers and directors adjudicated liable in any civil, criminal or other action or proceeding, including any derivative action, for the acts or decisions made by them in good faith while performing services for the Company. Such indemnification would be made by the Company as specified in the Indemnity Agreements and any expenses or other amounts paid by way of indemnification, otherwise than by court order or action of the stockholders, would be reported to stockholders as provided by law. No indemnification by the Company would be made to or on behalf of any officer or director if a judgment or other final adjudication adverse to such officer or director established that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled. The Indemnity Agreements also obligate the Company to advance to officers and directors funds to pay the reasonable expenses incurred from time to time before any final determination of their rights to indemnification, subject to repayment to the extent required by the indemnification terms.

       The Company's Certificate of Incorporation limits the personal liability of directors to the Company or its stockholders for certain breaches of duty as directors, as permitted by New York law.

       The Company carried Directors' and Officers' Liability Insurance covering directors and officers for amounts up to $5 million in 2003.

       During the first half of 2003, the Company retained the law firm of Hughes Hubbard & Reed LLP. Edward S. Davis, a director who retired from the Board on October 10, 2003, was counsel of that firm in 2003.

       During the second half of 2003, the Company retained Shaw Pittman LLP. John T. Connors, a director, was counsel of that firm in 2003.

       The Company has advanced to officers amounts principally for income taxes related to stock awards under its 1990 Stock Option and Restricted Stock Plans and stock bonuses. In connection therewith, the largest aggregate amount the executive officers were indebted to the Company since January 1, 2003, which is also the aggregate amount at March 1, 2004 are as follows: Mr. Kelley, President and a director - $467,340; Mr. Brix, a Vice President - $159,027; Mr. Strutt, a Vice President - $599,894; Mr. Keefe, a Vice President -$77,794; and Mr. Sullivan, Treasurer - $380,101. The above indebtedness, which is partially unsecured and is payable on demand, bears interest at varying rates approximating market rates. There were no such advances subsequent to July 28, 2002.

       The Company has entered into Executive Severance Agreements (the "Agreements") regarding change in control with Messrs. Kelley, Brix, Strutt, Keefe, Sullivan and one other officer of the Company (individually, the "Executive"; collectively, the "Executives"). Under these Agreements, a "change in control" occurs if (a) the stockholders of the Company approve (i) any merger or consolidation of the Company (unless the voting stock of the Company outstanding immediately prior thereto continues to represent more than 50% of the combined voting power of the Company or the surviving entity thereafter or at least a majority of the directors of the Company or the surviving entity after the merger or consolidation were directors of the Company prior thereto),
(ii) the sale, lease, exchange or other transfer of all or substantially all of the Company's assets to any other company or (iii) any plan or proposal for the liquidation or dissolution of the Company, (b) persons who were directors of the Company on November 1, 1995 (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board of Directors, provided, however, that any person subsequently becoming a director whose election is approved by a vote of at least a majority of the then Incumbent Directors will be considered an Incumbent Director or (c) any person (other than the Company, its subsidiaries or any employee benefit plan of the Company), together with all affiliates and associates of such person, becomes the beneficial owner, directly or indirectly, of 20% or more of the Company's Common Stock. The Agreements provide that the Executive's compensation, responsibilities and employee benefits will not be reduced following a change in control. The Agreements also provide that if the Executive's employment with the Company is terminated under certain circumstances the Executive will continue to receive certain medical, insurance and other employee benefits for a period of two years and will receive a lump sum payment equal to, but limited by the amount deductible for income tax purposes under the Internal Revenue Code, 200% of the sum of (A) the greater of
(i) the Executive's annual salary as in effect immediately prior to the termination or (ii) the Executive's salary as in effect immediately prior to the change in control and (B) the greater of (i) the Executive's annual bonus for the prior annual period, including performance bonus, amounts vested under the Company's Restricted Stock Plan and amounts under any other bonus program of the Company (the "Bonus Amounts") or (ii) the average Bonus Amounts for the prior two years. These benefits will be provided to the Executives, other than Mr. Kelley, in the event that the Executive's employment is terminated within two years following a change in control (i) by the Company for any reason other than death, disability or cause or (ii) by the Executive under certain, limited circumstances, and to Mr. Kelley if his employment is voluntarily or involuntarily terminated (other than for death, disability or cause) within two years following a change in control. Payments to the Executives under the Agreements are limited to such amounts to permit all payments to the Executives to be made by the Company to be deductible in accordance with Section 280G of the Internal Revenue Code. The terms of these Agreements expire on October 16, 2005, unless a change in control has occurred on or prior to such date, in which case the Agreements will continue in effect for two years following the change in control.

       In the event of a change in control, the Company's 1990 Stock Option and Directors' Option Plans provide that all outstanding stock options will become fully exercisable. In the event of a change in control followed by termination of employment, the Company's Restricted Stock Plan provides that the restrictions on shares of the Company's Common Stock previously awarded will terminate.

       Except as described above, no director or officer had any material interest in any material transaction of the Company or any of its subsidiaries during the period from January 1, 2003 to March 1, 2004 or any such proposed transaction, nor had any of their associates.

CODE OF BUSINESS CONDUCT AND ETHICS

       The Company has adopted a Code of Business Conduct that applies to all of its directors, officers and employees, including its chief executive officer and chief financial officer. A copy of the Code of Business Conduct and Ethics is attached to this Proxy Statement for stockholder review as Exhibit A.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       In accordance with Section 16(a) of the Exchange Act, the Company's directors, officers and any person holding more than ten percent of the Company's Common Stock are required to file reports of ownership and any changes in ownership with the Securities and Exchange Commission, the American Stock Exchange and the Company. The Company believes that all of these filing requirements were timely satisfied during 2003 by its directors, officers and ten percent holders, except each of the following made late filings: Messrs. Connors, Meehan and Merritt - 4 reports, 5 transactions, Messrs. Brix, Keefe, Kelley, Strutt, Sullivan and Zizzo - 1 report, 2 transactions, Mr. Stuart - 1 report, 2 transactions and Mr. Mayer - 1 report, 1 transaction.Each of the late transactions were subsequently filed. In making these statements, the Company has relied on the written representations of its directors and officers and copies of reports they have filed with the Securities and Exchange Commission.

MANAGEMENT RECOMMENDS A VOTE FOR THE ELECTION OF THE FIVE NOMINEES TO THE BOARD OF DIRECTORS.

4.     APPROVAL OF SELECTION OF INDEPENDENT AUDITORS

       Carlin, Charron & Rosen LLP have been selected as independent auditors to audit the Company's financial records for the year ending December 31, 2004, and management recommends that the selection be approved by the stockholders. Representatives of Carlin, Charron & Rosen LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to answer appropriate questions. Upon the recommendation of the Audit Committee, Carlin, Charron & Rosen LLP were appointed by the Board on November 4, 2003 to audit the Company's financial statements for the year 2003, and the Audit Committee considers Carlin, Charron & Rosen LLP to be well qualified. Should the holders of a majority of the shares of Common Stock represented at the Annual Meeting in person or by proxy not approve the selection of Carlin, Charron & Rosen LLP, the Company will interpret that vote as an instruction to seek other auditors. Shares represented at the meeting by proxy which are not voted because the stockholder has elected to abstain will be counted in determining the presence of a quorum but will not be counted as for the selection. Shares represented at the meeting by proxy for which the proxy cards have been left blank will be counted as for the selection.

MANAGEMENT RECOMMENDS A VOTE FOR THE APPROVAL OF THE SELECTION OF CARLIN, CHARRON & ROSEN LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

5.     OTHER MATTERS

       Proxies will be voted on such other business as may properly come before the Annual Meeting, although as of the date of this proxy statement the only matters which management intends to present or knows that others will present at the meeting or any adjournment thereof are the matters listed inthe accompanying notice of meeting. As to other business, if any, which may properly come before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the person or persons voting such proxies.

       The entire cost of soliciting proxies will be borne by the Company. It is intended to solicit proxies only by mail. To the extent necessary in order to insure sufficient representation, officers and regular employees of the Company may request the return of proxies in person, or by telegram or telephone.

STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING OF STOCKHOLDERS

       Any stockholder proposal intended to be presented at the 2005 Annual Meeting of Stockholders of the Company must be received at the offices of the Company, 3 Corporate Drive, Danbury, Connecticut 06810-4130, on or before 5:00 p.m. on December 26, 2004 whether or not the proposal is to be included in the Company's proxy materials relating to the meeting. Timely receipt of a stockholder proposal satisfies only one of the various requirements for inclusion of such a proposal in the Company's proxy materials.

                                             By Order of the Board of Directors,
                                                                 HAROLD F. MAYER
                                                                       SECRETARY

Dated:  April 23, 2004

                                                          EXHIBIT A COGNITRONICS

                           CORPORATION (THE "COMPANY")

                             AUDIT COMMITTEE CHARTER


PURPOSE

The primary function of the Audit Committee of the Board of Directors (the "Committee") is oversight. The Committee shall assist the Board of Directors (the "Board") in fulfilling its responsibilities with regard to management's conduct of the Company's financial reporting process, the financial reports and other financial information provided by the Company to the Securities and Exchange Commission and the public, the Company's system of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

COMPOSITION

The Committee shall be appointed by the Board and shall comprise at least three independent directors, and shall appoint one member as chairperson. Members of the Committee shall be considered independent as long as they satisfy all of the independence requirements for Board members as set forth in the American Stock Exchange listing standards and Rule 10A-3 of the Securities Exchange Act of 1934 (as amended). All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall be an "audit committee financial expert," as defined by SEC rules. Committee members shall not serve on more than three public company audit committees simultaneously.

The Committee shall meet at least quarterly and periodically meet separately with management and the independent auditor. The Committee shall report regularly to the Board with respect to its activities.

FUNCTIONS

The Committee shall:

       1. recommend to the Board the retention or replacement of the independent public accountants as auditors of the financial statements of the Company, review the procedures used to choose auditors of the financial statements, records and accounts of the Company's subsidiaries and pre-approve all audit, audit-related, tax and other services prior to the independent auditor being engaged to perform the permitted service, it being understood that the independent auditors are ultimately selected by, and accountable to, the Board and the Committee;

       2. ensure receipt of an annual formal written statement from the independent auditors delineating all relationships between the independent auditors and the Company and discuss with the independent auditors any such relationships that may impact the objectivity and independence of the independent auditors; and take or recommend to the full Board appropriate action to oversee the independence of the independent auditors;

       3. review the planning and the results of the audits by the Company's independent auditors of the Company's consolidated financial statements, the cost of such audits including fees paid to the independent auditors, any significant deficiency in the design or the operations of internal accounting controls identified by the independent auditors and the resulting recommendations, and the arrangement for and the scope of the independent auditors' audits of the Company's consolidated financial statements. The Committee shall report the foregoing to the Board with such recommendations as it may deem appropriate;

       4. meet with the independent auditors and management in separate executive sessions to discuss any matters that the Committee or these groups believe should be discussed privately with the Committee;

       5. review and discuss with management the Company's annual audited financial statements and recommend to the Board the inclusion of the Company's audited financial statements in its Annual Report on Form 10-K.

       6. prior to the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent auditors the matters required to be brought to the Committee's attention by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Committee under the professional standards of the American Institute of Certified Public Accountants. The Committee may delegate this function to the Committee chairperson who must report any such matters to the full Committee at its next scheduled meeting;

       7. review and discuss with management in advance all earnings news releases, as well as financial information and earnings guidance to analysts and rating agencies.

       8. discuss with management and the independent auditors the adequacy and effectiveness of internal control over financial reporting, including any significant deficiencies or material weaknesses identified by management in connection with its required quarterly certification under Section 302 of the Sarbanes-Oxley Act. In addition, the Committee shall discuss with management and the independent auditors any significant changes in internal control over financial reporting that are disclosed, or considered for disclosure, in the Company's periodic filings with the SEC;

       9. prepare a report to shareholders to be included in the Company's proxy statements followed by the names of the Committee members as required by the Securities and Exchange Commission;

       10. review the implementation of the Company's Code of Conduct and Ethics and management's system to monitor compliance with the Code;

       11. obtain advice and assistance from outside legal, accounting or other advisors, as required, to assist in the execution of the Committee's responsibilities, and as necessary, conduct or authorize independent reviews;

       12. maintain procedures for the (a) receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (b) confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

       13. review and reassess the adequacy of this Charter on an annual basis; and

       14. perform such other duties as the Board shall from time to time assign to the Committee.

LIMITATIONS

While the Committee has the functions set forth in the Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and evaluating the Company's system of internal controls. The responsibility to plan and conduct audits is that of the Company's independent accountants. Consequently, in performing its oversight function, the Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Committee to assure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management. Each member of the Committee shall be entitled to rely on the integrity of the people and organizations from whom the Committee receives information. The Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its oversight functions.

                                                                       EXHIBIT B

                            COGNITRONICS CORPORATION

                       CODE OF BUSINESS CONDUCT AND ETHICS


It has been a longstanding policy of Cognitronics Corporation to conduct its business in accordance with the highest ethical and moral standards.

All directors, officers and employees of the Company, including the chief executive officer and chief financial officer, must observe the highest standards of business ethics and avoid activity or interest that might reflect unfavorably upon their own integrity and good name, be adverse to the business interests of the Company or reflect unfavorably upon the integrity and the good name of the Company.

Each person must avoid not only situations which give rise to a personal conflict of interest, but also those situations which create the appearance of one.

Each person must observe the most stringent standards in the keeping of our financial records and accounts. Our books must reflect all components of transactions, as well as our own standard of insisting upon an honest and forthright presentation of facts. We will ensure that the disclosures we make in reports and documents that we submit to the Securities and Exchange Commissions and in all public communications are full, fair, accurate, timely and understandable.

Each person must ensure that the Company complies with all applicable governmental laws, rules and regulations.

Each person must promptly report any conduct or situation that conflicts with this Code or violation of federal or state law to his/her immediate supervisor or to the Chief Executive Officer (CEO) or to the chair of the Audit Committee of the Board of Directors if such conduct is by the CEO or if he fails to correct such conduct by others in a reasonable period of time.

Each person is responsible for ensuring that our standards of conduct are followed.

                                  DIRECTIONS TO

                            COGNITRONICS CORPORATION
                                3 CORPORATE DRIVE
                                   DANBURY, CT
                               TEL: (203) 830-3400




FROM MANHATTAN AND WESTCHESTER COUNTY:

       Take Saw Mill River Parkway North to I-684 North and follow I-684 North to I-84 East (Connecticut). Take I-84 East for 12 miles to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


FROM LONG ISLAND:

       Take Bronx-Whitestone Bridge to Hutchinson River Parkway to I-684 North (a left exit) and follow I-684 North to I-84 East (Connecticut). Take I-84 East for 12 miles to Exit 8 (Bethel/Newtown Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


FROM LOWER FAIRFIELD COUNTY:

       Take I-95 to Exit 15 (Rte. 7 North) or Merritt Parkway to Exit 39B and follow Rte 7 North to I-84 East. Take I-84 East to Exit 8 (Bethel/Newtown
       Road). Turn right at light at end of exit ramp onto Newtown Road, go to 2nd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.


FROM HARTFORD AND EASTERN CONNECTICUT:

       Take I-84 West to Exit 8 (Bethel/Newtown Road). At end of exit ramp, go straight for 2/10ths mile and bear left onto Newtown Road. Go to 3rd traffic light and turn right onto Eagle Road (Holiday Inn on corner). Proceed 3/10ths mile and turn right onto Corporate Drive. Cognitronics is second building on your right; parking lot is on your left in front of building.

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
[X] PLEASE MARK VOTES                                   PROXY                                                    WITH-
    AS IN THIS EXAMPLE                         COGNITRONICS CORPORATION                                           HOLD     FOR ALL
                                                                                                           FOR  AUTHORITY  EXCEPT

           PROXY SOLICITED ON BEHALF OF                           1.   ELECTION OF DIRECTORS               [ ]     [ ]       [ ]
                THE BOARD OF DIRECTORS

     The undersigned hereby appoints B. J. Kelley and J.               NOMINEES: J. T. CONNORS, B. J. KELLEY, J. MEEHAN,
Meehan as Proxies, each with the power to appoint his                            W. A. MERRITT AND W. J. STUART
substitute, and hereby authorizes them to represent and to
vote as designated hereon all shares of Common Stock of                INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
Cognitronics Corporation held of record by the undersigned             INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
on April 2, 2004 at the Annual Meeting of Stockholders to be           NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
held at the offices of the Company at 3 Corporate Drive,
Danbury, Connecticut, on May 13, 2004 at 10:00 a.m., and any           ________________________________________________________
adjournments thereof.

     This proxy when properly executed will be executed in                                                 FOR  AUTHORITY  EXCEPT
the manner directed herein by the undersigned stockholder.
IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR             2.   TO APPROVE THE SELECTION OF CARLIN, [ ]     [ ]       [ ]
PROPOSALS 1 AND 2.                                                     CHARRON & ROSEN, LLP as independent
                                                                       auditors of the Company.

                                                                  3.   In their discretion, the Proxies are authorized to vote
                                                                       such other business as may properly come before the
                                                                       meeting, including any adjournment thereof.

                                                                       Please sign exactly as name appears at left. When
                                                                  shares are held by joint tenants, each should sign. When
                                                                  signing as attorney, or executor, administrator, trustee or guardian, please sign full title as such. If a corporation, please sign in full corporate name by President or other
                                                                  authorized officer. If a partnership, please sign in
                                                                  partnership name by authorized person.

                                     --------------------------
    Please be sure to sign and date   Date
      this Proxy in the box below.
---------------------------------------------------------------




-- Stockholder sign above ---- Co-holder (if any) sign above --


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                            ^ DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED. ^

                                                      COGNITRONICS CORPORATION

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                         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
------------------------------------------------------------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN
THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE
PROXY IN THE ENVELOPE PROVIDED.

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